2 This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operations uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use Of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. Forward Looking Statements

3 Patrick Industries Snapshot (NASDAQ: PATK) Net Sales $3.3B Operating Cash Flow $200M Liquidity $468M1 Adjusted EBITDA $451M2 Free Cash Flow $152M3 Total Net Leverage 2.3x4 Q2’2021 LTM Highlights 1959 Founding 10,000+ Team Members $2.0B Market Cap 70+ Brands Value Proposition Strong portfolio unifies historically fragmented markets Investments in automation, human capital and IT support strong platform Breadth and depth of talent and resources drives innovative customer solutions Broad supply chain strength supports OEM growth 1 As of 6/27/21 I 2 Includes pro forma acquisition adjustments | 3 Operating Cash Flow less Capex | 4 As defined by credit agreement / 5 As of 8/30/21 5

4 Marine MH IndustrialRV Diversified Market Platform Strong Portfolio Unifies Historically Fragmented Markets ✓ Record OEM backlogs ✓ Dealer inventories at lowest level seen in years ✓ New buyer traffic remains strong ✓ Persistent strength in retail demand coupled with depleted channel inventories pointing to double-digit growth for 2021 wholesale ✓ Record OEM backlogs ✓ New buyer traffic and activity remain strong ✓ Dealer inventories at lowest level seen in years ✓ Expecting channel replenishment well into 2022 ✓ Deep OEM backlogs ✓ OEM production rates continue to see pressures from labor and input constraints ✓ Demographic trends continue to support strong demand patterns for quality, affordable homes ✓ Demand from big box retail as homeowners continue to spend on home upgrades & DIY projects ✓ Limited inventory and low interest rates fueling demand for residential construction ✓ Robust single and multi-family housing starts 15%59% Q2’21 LTM Q2’21 LTM 15% Q2’21 LTM 11% Q2’21 LTM

59% 15% 15% 11% 1 Q2’21 LTM EBITDA includes pro forma acquisition adjustments | 2 Calculated as operating cash flow less capex |3As of 12/31/2016 and 8/30/21, respectively | 4 Actual # of employees Scaled and Diversified Value-added Player Across Multiple End Markets 2016 Q2’21 LTM Δ Net Sales $1.2B $3.3B + $2.1B Gross Margin 16.6% 19.2% + 260 bps Adj. EBITDA1 $138M $451M + $313M Adj. EBITDA Margin 11.3% 13.5% + 220 bps Free Cash Flow2 $82M $152M + $70M Market Cap3 $1.0B $2.0B + $1.0B Number of Employees4 ~4,500 ~10,000 + 5,500 Continuing to Strengthen Patrick Portfolio 5 2016 Q2’21 LTM 72%3% 13% 12% RV MH IndustrialSales Composition as % of Revenue RV Ind.MH 3% Marine

36,072 90,003 79,177 29,504 48,069 89,517 45,804 36,565 39,692 41,085 49,739 47,778 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Key Highlights ✓ Retail channel continues to be depleted at a remarkable rate ✓ Record OEM backlogs ✓ New buyer traffic and activity remain strong ✓ Completed 22 Leisure Lifestyle acquisitions since 2018 End Market Statistics $2.5B of Q2’21 LTM Net Sales 17% FY 2016 – 2020 CAGR 74% 26% Q2’21 LTM SalesLeisure Lifestyle 6 Leisure Lifestyle Housing & Ind. 86,858 148,855 181,562 103,230 129,800 200,542 100,409 75,658 124,124 130,221 148,507 151,760 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 M a r i n e S h i p m e n t s R V S h i p m e n t s 111,679 Marine Units Depleted from Retail Channel Since 1/1/201 120,168 RV Units Depleted from Retail Channel Since 1/1/202 1 National Marine Manufacturers Association/Company Estimates | 2 RV Industry Association

Competitive Advantage ✓ Geographically situated to provide JIT inventory management to OEMs ✓ Fully integrated into manufacturers’ design process ✓ Highly engineered and specialized products offer differentiated solutions to OEMs ✓ Growing aftermarket platform including the following brands: 1 LTM as of June 27, 2021| 2 Sales Composition as % of Revenue (Q2’21 LTM) Retail Sales nearly 3X OEM wholesale shipments Record Marine OEM Backlogs Key Customers Marine Net Sales ($M) Content Per Unit $36 $112 $274 $329 $339 $505 2016 2017 2018 2019 2020 LTM $179 $538 $1,253 $1,696 $2,098 $2,841 2016 2017 2018 2019 2020 LTM 1 Marine 7 1 59% 15% 15% 11% Marine 2

Competitive Advantage ✓ Largest OEMs rely on Patrick for high degree of content ✓ Breadth of offering to provide packaged solutions that competitors cannot ✓ Our extensive supply chain fuels the explosive growth in the leisure lifestyle markets RV Net Sales ($M) Content Per Unit $879 $1,128 $1,437 $1,287 $1,392 $1,964 2016 2017 2018 2019 2020 LTM $2,039 $2,234 $2,965 $3,170 $3,235 $3,543 2016 2017 2018 2019 2020 LTM Retail Outpacing Wholesale Shipments Record OEM Backlogs RV 8 1 1 Key Customers 59%15% 15% 11% RV 2 1 LTM as of June 27, 2021| 2 Sales Composition as % of Revenue (Q2’21 LTM)

A wide range of components related to residential housing, commercial and institutional markets Residential Housing Commercial Construction Fixtures Furniture 9 Key Highlights ✓ Demand from big box retailers remains as homeowners continue spending on home upgrades ✓ Limited availability of housing and attractive financing rates are positive indicators for growth ✓ Capital deployment to support capacity expansion and new product development to enhance organic growth ✓ Four acquisitions since 2018 Manufactured Housing Product Categories2 End Market Statistics 25% FY 2016 – 2020 CAGR Single-Section Homes ASP: $53,200 45% of Market Multi-Section Homes ASP: $104,000 55% of Market Industrial Product Categories 1 U.S. Census Bureau |2Manufactured Housing Institute & IBTS $874M of Q2’21 LTM Net Sales Housing & Industrial 74% 26% Leisure Lifestyle In Q2’2021 New Housing Starts Increased by 46% Single Family Increased by 42% Multi-Family Increased by 54% 1 Housing & Ind.

Competitive Advantage ✓ Capable of leveraging production capabilities in other end markets ✓ Low-cost supplier of multiple products ✓ Full range of product offerings allows Patrick to supply across the entire value chain ✓ Nationwide manufacturing and distribution footprint allows Patrick to provide products to entire U.S. more efficiently than other competitors MH Net Sales ($M) Content Per Unit $159 $208 $275 $437 $432 $489 2016 2017 2018 2019 2020 LTM $1,966 $2,289 $2,849 $4,616 $4,580 $4,799 2016 2017 2018 2019 2020 LTM OEMs have worked through post-COVID disruptions OEMs unlocking strong and growing backlogs Manufactured Housing 10 1 1 Key Customers 59% 15% 15% 12% MH 1 LTM as of June 27, 2021 2 Sales Composition as % of Revenue (Q2’21 LTM) 2

59% 15% 15% 11% Competitive Advantage ✓ “One stop shop” for customers with our diverse manufacturing capabilities ✓ Full range of product offerings allows Patrick to supply across the entire value chain ✓ Home improvement and DIY activity driven by work from anywhere environment Industrial Net Sales ($M) Net Sales Breakdown $148 $188 $280 $285 $323 $385 2016 2017 2018 2019 2020 LTM 70% 30% Residential Commercial & Institutional Fixtures Housing market inventory at historical lows Record new and multi-family housing starts Industrial 11 1 Key Customers Ind. 1 LTM as of June 27, 2021 | 2 Sales Composition as % of Revenue (Q2’21 LTM) 2

12 Andy Nemeth CEO Jeff Rodino President Kip Ellis EVP Operations & COO Jake Petkovich CFO Industry Experience: 29 years 27 years 24 years 25 years Driving Patrick to Be a Leading Diversified Player Across its End Markets ✓ 100+ years of industry experience spanning across multiple economic cycles ✓ Management team is adaptable and experienced during economic changes ✓ Proven ability to manage at scale with approximately 10,000 employees in over 190 facilities across 23 states Leadership with Deep Industry Experience

Strong Leadership Team and Cultural Fit Executable Cost and Revenue Synergies Geographic / Market Expansion Market Leadership Adjusted EPS Accretion in First Full Year ROIC > Cost of Capital Accretive to Profit Margins and Revenue Growth Strategic Criteria M&A Criteria and Filters for Successful Strategic Investments 13 Key Market Category Financial Filters

11.2 11.2 11.2 9.6 9.6 10.9 0 5 10 15 20 25 30 35 2020 2025 2026+ RV Owners 5 Year Intenders 6+ Year Intenders 14 • More than 1/3 of those who have purchased new and pre-owned powerboats in 2020 were first-time boat buyers • 70% of people who have the desire to purchase a boat take less than a year to move to purchasing a boat7 • 37% of U.S. households hold some connection to the RV industry, with the largest proportion intending to purchase an RV at some point in the future • 20.5 million households intending to purchase an RV; 9.6 million (47%) plan to purchase within the next five years • A robust economy will support growth across PATK end markets • Disposable Personal Income (DPI) surged to a record-high in 2021 • Housing starts are rising • Strong consumer demand will continue to benefit our businesses Expected to Increase by ~183%2 31.7 6% 4% 5% 15% -1% 1% 3% 5% 7% 9% 11% 13% 15% GDP Disposable Personal Income Retail Sales Housing Starts 2021E % Increase Compared to 2020 1 National Marine Manufacturers Association| 2 Ipsos Go RVing RV Owner Demographic Profile 3 Statista GDP Growth Rate in the US | 4 IBIS World Per Capita Disposable Income | 5 IBIS World Total Retail Sales | 6 St. Louis Fed and Financial Forecast Center | 7 NMMA Tomorrow's Boat Owners Boat Ownership RV Ownership Favorable Macro Trends 3 4 5 6 Favorable Trends Across Our End Markets US Powerboat Registrations (Units)1 12 Months Rolling Through July 263,294 275,103 273,020 290,396 315,362 2017 2018 2019 2020 2021 (millions)

15 Environmental Social Governance • Wood dust being reclaimed into materials used for pellets supplying heating processes • Rolling out a corporate campaign making our building more sustainable through minimizing paper, improving our recycling system • Pioneer Partner for Care Camps • Supporting numerous charitable organizations in local communities: • Recruiting recent college graduates for Leadership Development Program IMPACT • Enhancing and expanding ESG Policies to best practice standards • Development of Vendor Code of Conduct to assess social and environmental responsibility ESG Current & Upcoming Initiatives ❖ Elkhart Community Foundation ❖ RV industry production associate skills training program ❖ Boys & Girls Clubs in Elkhart and neighboring towns ❖ Military Makeover house remodel for military veteran

$56 $86 $120 $90 $97 $182 2016 2017 2018 2019 2020 LTM $2.43 $3.48 $4.93 $3.85 $4.20 $7.81 16 Profitability Driven by Growth in Investment and Higher Margin Products and Leveraging of Fixed Costs Strong Trajectory of Net Sales and Adj. EBITDA $138 $200 $280 $250 $326 $451 $0 $50 $10 0 $15 0 $20 0 $25 0 $30 0 $35 0 $40 0 $45 0 $50 0 2016 2017 2018 2019 2020 LTM 11.3% 12.2% 12.4% 10.7% 13.1% 13.5% $1,222 $1,636 $2,263 $2,337 $2,487 $3,344 2016 2017 2018 2019 2020 LTM Net Sales Growth ($M) Adj. EBITDA ($M) and Margin YTD 2021 • RV and Marine growth driven by outdoor recreation trends, accelerated by lean inventories, strong demographic trends, and the appeal of socially distant activities • Significant resurgence of consumer demand across end markets in the second half of the year • Industrial and MH growth driven by shift from urban to suburban markets • Investments in automation, human capital and IT to strengthen platform • Strategic gains through our growing footprint, resources, and agility of our positions in our markets • Gains related to synergies from acquired businesses • Continued leveraging our fixed cost structure and automation efficiencies, as well as driving continuous improvement initiatives Net Income ($M) & Diluted EPS 1 1 1 1 LTM as of June 27, 2021 |2 2020 EBITDA includes pro forma acquisition adjustments

17 2.0x 1.8x 2.4x 2.3x 2.4x 2.3x 2016 2017 2018 2019 2020 LTM 6/27/21 Net Debt / Adjusted EBITDAHighlights 6/27/21 LTM Return on Assets 9.5% Accounts Receivable Turnover 16.4x Inventory Turnover 8.1x Current Ratio 2.3x Avg. Cash Conversion Cycle 49.3 Days No Major Debt Maturities Until 2023 Liquidity ($M) Total Revolver Credit Capacity $550.0 Less: Total Revolver Used (including outstanding letters of credit) (140.2) Unused Credit Capacity 409.8 Add: Cash on Hand 58.4 Total Available Liquidity $468.2 The strength of our cash flows and liquidity allows us to invest in our existing business as well as pursue attractive acquisition opportunities Strong Liquidity Profile Debt Maturity Schedule ($M) $4 $8 $180 $13 $15 $236 $300 $350 2021 2022 2023 2024 2025 2026 2027 2028 2029

18 1 Total Leverage =Net Debt/ Adj. EBITDA $138 $200 $280 $250 $326 $450 $82 $78 $166 $164 $128 $152 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% $0 $100 $200 $300 $400 $500 2016 2017 2018 2019 2020 LTM 6/27/21 Adj. EBITDA Free Cash Flow Total Leverage $11 $18 $30 $21 $28$4 $4 $4 $7 $4 Growth Capex Maintenance Capex Maintenance & Total CapEx $ in millions 2.3X ✓ $770 million generated in free cash flow from 2016 – LTM 6/27/21 ✓ ~$5M Maintenance vs. ~$31M average total capex over FY18-FY20 ✓ Low fixed cost requirements Robust Free Cash Flow Generation $ in millions 1 1 2.4X2.3X2.4X 1.8X2.0X

1 Total Leverage = Net Debt / Adj. EBIDTA | 2 Liquidity defined as Revolver availability (net of outstanding Letters of Credit) plus Cash and Cash Equivalents Total Leverage1: 2.0x 1.8x 2.4x 2.3x 2.4x Liquidity2: $174M $163M $412M $551M $315M Capital Allocation Strategy Deploy strong cash flows to highest value projects Maintain a disciplined leverage position Utilize capital resources to grow and reinvest Prudent Capital Allocation and Conservative Leverage Opportunistic share buybacks 19 Historical Capital Allocation Leverage: 2.0x 1.8x 2.4x 2.3x 2.4x Operating Cash Flow: $97M $100M $200M $192M $160M $159 $274 $485 $94 $139 $252 $343 $56 $306 $0$0 $100 $200 $300 $400 $500 $600 2016 2017 2018 2019 2020 Share Repurchases Dividends M&A Capex $385 Total $ in millions

Execute on strategic acquisitions in primary markets New product development and product line extensions Expand into new geographic regions Long-term secular growth across all end markets & favorable demographics Leading market position in key product categories Cross-pollinate sales across customers and market sectors STRATEGIC ACQUISITIONS INNOVATION GEOGRAPHIC EXPANSION INDUSTRY GROWTH MARKET LEADER MARKET PRESENCE GROWTH ENGINE Invest With Us 20

Appendix

Fiscal Year Ended December 31, LTM 06/27/212016 2017 2018 2019 2020 Net Income $56 $86 $120 $90 $97 $182 + Interest Expense 7 9 26 37 43 47 + Income Taxes 28 27 32 28 33 57 + Depreciation and Amortization 24 33 55 63 71 85 EBITDA $115 $155 $233 $218 $244 $371 Net Sales $1,222 $1,636 $2,263 $2,337 $2,487 $3,344 Adj. EBITDA Margin (%) 11.3% 12.2% 12.4% 10.7% 13.1% 13.5% Fiscal Year Ended December 31, LTM 06/27/212016 2017 2018 2019 2020 Cash Flow from Operations $97 $100 $200 $192 $160 $200 Less: Capital Expenditures (15) (22) (34) (28) (32) (48) Free Cash Flow $82 $78 $166 $164 $128 $152 22 Reconciliation of Cash Flow from Operations to Free Cash Flow ($ in millions) Non-GAAP Reconciliations (1) Represents estimated (i) full-year adjustments for acquired EBITDA and (ii) acquisition-related and other general cost-savings, related to procurement, selling, general and administrative, leveraging of our scale, and, to a lesser extent, branch footprint consolidation, which we expect to realize over the next 12 months. Our ability to achieve such estimated synergies and cost-savings is subject to risks, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to be materially different from any results, performance or achievement expressed or implied by the estimate. Use of Non-GAAP Financial Information Free Cash Flow and Earnings before interest, taxes, depreciation and amortization (“EBITDA”) are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. We adjust for the items listed in all periods presented, unless the impact is clearly immaterial to our financial statements. We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. Reconciliation of Net Income to Adj. EBITDA Fiscal Year Ended December 31, LTM 06/27/212016 2017 2018 2019 2020 Net Income $56 $86 $120 $90 $97 $182 + Interest Expense 7 9 26 37 43 47 + Income Taxes 28 27 32 28 33 57 + Depreciation and Amortization 24 33 55 63 71 85 EBITDA $115 $155 $233 $218 $244 $371 + Stock Compensation 6 10 14 15 16 20 + Other non-recurring items and acquisition pro-forma adj. (1) 17 35 33 17 661 60 Adj. EBITDA 38 200 80 50 326 45 ($ in millions)

Single-Section Homes Multi-Section Homes ASP: $53,200 | 45% of Market ASP: $104,000 | 55% of Market 23 TOWABLE Shipments: 91% Wholesale | 68% Retail Value MOTORIZED Shipments: 9% Wholesale | 32% Retail Value Travel Trailer | ASP: $25,500 Fifth Wheel | ASP: $54,900 Class A | ASP: $206,400 Class B & C | ASP: $117,200 Total Retail Value of Shipments in 2020: $18B RV PRODUCT CATEGORIES1 Pontoon Ski & Wake Fiberglass Aluminum ASP: $44,300 | 29% of Market ASP: $111,000 | 6% of Market ASP: $81,300 | 37% of Market ASP: $26,500 | 28% of Market U.S Expenditures on Boats, Engines, and Accessories Totaled $xxB in 2019 MARINE PRODUCT CATEGORIES2 MANUFACTURED HOUSING PRODUCT CATEGORIES3 1 Source: RVIA 2020 Industry profile (travel trailer ASPS stats include camping trailers and truck campers | 2 Source: NMMA 2019 Statistical Abstracts. | 3 Source: Manufactured Housing Institute. End Market Categories . it t , i and Ac es ories Totaled $43B in 2019

Fiberglass and Plastic Thermoformed Helm Systems Wiring and Wire Harnesses Electrical Systems and Components Fabricated Aluminum and Steel Components Boat Covers, Towers, Tops and Frames Anchoring, Docking and Boarding Vinyl and Paper Laminated Products Surface, Granite and Quartz Countertops Vinyl, Paper and Hardwood Moldings Fiberglass Caps, Showers and Tubs Cabinet Doors Small Plastic Components Pre-finished Wall and Ceiling Panels Drywall Finishing Products Flooring Roofing and Siding Venting Lighting Kitchen Cabinets, Countertops & Components Office & Household Furniture Wardrobe Doors & Mirrors Store Fixtures & Commercial Furnishings Slotwall Fabricated Aluminum & Steel Components Marine RV MH Industrial Key Product Categories 24

25 Exterior Speakers Paint & Paint Mask LED Lighting Aluminum & FRP Side Walls Laminated Side Walls Motion Sensing Lights RV Grills & Accessories Front & Rear Caps Bow Trusses Dash Panels Fender Skirts RV Power Cords & Inlets Roof Coating Solar Panels Butyl & Putty Tape Lithium Batteries LP Tanks Additional Product Lines ✓ Softwoods ✓ Full Body Paint ✓ Aluminum Gauges ✓ Steel Gauges ✓ Mill Finish & Pre-painted Aluminum and Steel ✓ Slit & Embossed Steel ✓ FRP Coil & Sheet ✓ Trim Panels ✓ Fuel Systems ✓ Metal Extrusions Patrick Product Lines: RV Exterior

26 Hardwood Accessories Window Trim Slide Trim – Foam, Hardwood, Wrapped Under Cabinet Lighting Tile Cabinet Hardware Drawer Fronts & Sides Speakers Electronics Closet Hardware Closet & Passage Doors Lighting Mattresses Fiberglass Bath Fixtures & Shower Doors Vanity/Wall Mirrors Microwaves Laminate & Ceramic Flooring Countertops Backsplashes Cooktops Furniture Laminated Panels & Printed Vinyl Slide-out Floors Refrigerators Faucets & Sinks Range Hoods Additional Supplied Products ✓ Exit Lighting ✓ Ceiling Fans ✓ Power Cords & Inlets ✓ RV Tank Heater Pads ✓ Fire Extinguishers ✓ Electric Fireplaces ✓ Wiring, Electrical & Plumbing Products ✓ Inverters ✓ Tire Pressure Monitors ✓ Electrical Switches, Receptacles, & Outlets ✓ RV Transfer Switches ✓ Battery Selector Switches ✓ Cut-to-Size, Boring, Foiling & Edge-Banding ✓ Flooring Adhesive ✓ Instrument Panel ✓ Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL) ✓ Trim Products Patrick Product Lines: RV Interior

27 Aluminum / Plastic Fuel & Holding Tanks Wire Harnesses Electronics Dash Assemblies Wire Screens Helms Aluminum / Plastic Fuel & Holding Tanks Boat Hull Design & Tooling Wire Harnesses Dash Assemblies Electronics Boat Covers, Tops, Towers & Frames Ladder Chairs & Pedestals Rub Rails Bow Rail Flooring / Decking Seating Marine Growth ✓ Wind Shields (Glass / Acrylics) ✓ Fuel System Related Components ✓ Plastic Seat Bases & Components ✓ Vinyl (Biminis, Covers) ✓ Fabricated & Extruded Aluminum ✓ Decking, Flooring, Carpet, Vinyl ✓ Gauges, Instrument Panels, Displays ✓ Lighting ✓ Steering & Throttle Controls ✓ Plastic Products: Boxes, Inlay Tables ✓ Canvas Products, Panels & Trim ✓ Boat trailers Patrick Product Lines: Marine

28 Interior Passage Doors Kitchen & Bath Faucets & Sinks Gypsum (Drywall & Drywall Finishing Products) Laminate & Ceramic Flooring Fiberglass Bath Fixtures & Shower Doors & Enclosures Cabinet Doors & Components Microwaves Countertops Electronics Siding Shingles o Ventilation System & Ridge Cap o Felt Paper o Ice & Water Protection o Drip Edge o Flashing o Roofing Membrane o Soffit & Fascia Wrapped Profile Moldings Plumbing Products Backsplashes Recessed Lighting Fluorescent Lighting Wiring/Electrical Products Ceiling Fans Medicine Cabinets Under Cabinet Lighting Tile Printed Vinyl Trusses Interior & Exterior Decorative Lighting Fixtures Water Heaters Additional Supplied Products ✓ Building Arches ✓ Closet Organization Products ✓ Adhesives & Sealants ✓ Innovative Lighting ✓ Electrical Components (e.g., Panels/ Breakers, Outlet Boxes & Switches/ Receptacles) ✓ Fireplaces and Surrounds ✓ Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL) ✓ Cut-to-Size, Boring, Foiling & Edge-Banding ✓ Solid Surface, Granite and Quartz Fab ✓ Flooring Adhesive ✓ Tables & Signs ✓ Roof Trusses ✓ Wardrobe Doors & Hardware Systems ✓ Closet Organizers & Shelving ✓ Air Handling Products ✓ Carpeting Patrick Product Lines: Manufactured Housing